                                                                  EXHIBIT 23.13

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of our report dated February 19, 1998, relating to the financial statements of Perimeter Maintenance Corporation which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                       /s/ Frazier & Deeter, LLC
                                       Frazier & Deeter, LLC

Atlanta, Georgia
July 23, 1998